Borrowings	12 Months Ended
Jun. 30, 2018
Borrowings
Borrowings

24 Borrowings

	2018 £'000	2017 £'000
Senior secured notes	318,347	323,113
Secured term loan facility	168,347	170,767
Secured bank loan	3,750	4,169
Accrued interest on senior secured notes	5,324	5,305

	495,768	503,354

Less: non-current portion:
Senior secured notes	318,347	323,113
Secured term loan facility	168,347	170,767
Secured bank loan	—	3,750

Non-current borrowings	486,694	497,630

Current borrowings	9,074	5,724

        The senior secured notes of £318,347,000 (2017: £323,113,000) is stated net of unamortized issue costs amounting to £3,770,000 (2017: £4,112,000). The outstanding principal amount of the senior secured notes is $425,000,000 (2017: $425,000,000). The senior secured notes have a fixed coupon rate of 3.79% per annum and interest is paid semi-annually. The senior secured notes mature on 25 June 2027.

        The Group has the option to redeem the senior secured notes in part, in an amount not less than 5% of the aggregate principal amount of the senior secured notes then outstanding, or in full, at any time at 100% of the principal amount plus a "make-whole" premium of an amount equal to the discounted value (based on the US Treasury rate) of the remaining interest payments due on the senior secured notes up to 25 June 2027.

        The senior secured notes were originally issued by MU Finance plc (now known as MU Finance Limited), and were novated to Manchester United Football Club Limited on 14 June 2018. The senior secured notes are guaranteed by Red Football Limited, Red Football Junior Limited, Manchester United Limited and MU Finance Limited (formerly known as MU Finance plc) and are secured against substantially all of the assets of those entities and Manchester United Football Club Limited. These entities are all wholly owned subsidiaries of Manchester United plc.

        The secured term loan facility of £168,347,000 (2017: £170,767,000) is stated net of unamortized issue costs amounting to £2,185,000 (2017: £2,470,000). The outstanding principal amount of the secured term loan facility is $225,000,000 (2017: $225,000,000). The secured term loan facility attracts interest of US dollar LIBOR plus an applicable margin of between 1.25% and 1.75% per annum and interest is paid monthly. The remaining balance of the secured term loan facility is repayable on 26 June 2025, although the Group has the option to repay the secured term loan facility at any time.

        The secured term loan facility was originally provided to MU Finance plc (now known as MU Finance Limited), and was novated to Manchester United Football Club Limited on 14 June 2018. The secured term loan facility is guaranteed by Red Football Limited, Red Football Junior Limited, Manchester United Limited, MU Finance Limited (formerly known as MU Finance plc) and Manchester United Football Club Limited and is secured against substantially all of the assets of each of those entities. These entities are all wholly owned subsidiaries of Manchester United plc.

        The secured bank loan of £3,750,000 (2017: £4,169,000) comprises a bank loan within Alderley Urban Investments Limited, a subsidiary of Manchester United Limited, that attracts interest of LIBOR + 1% per annum. £106,000 (2017: £525,000) is repayable in quarterly installments through to July 2018, with the remaining balance of £3,644,000 (2017: £3,644,000) being re-payable at par on 9 July 2018. The loan is secured by way of a first legal charge over a Group investment property, known as the Manchester International Freight Terminal, and the loan is also guaranteed by Manchester United Limited.

        The Group also has an undrawn committed revolving borrowing facility of up to £125,000,000 plus (subject to certain conditions) the ability to incur a further £25,000,000 by way of incremental facilities. The facility terminates on 26 June 2021 (although it may be possible for any incremental facilities to terminate after such date). Drawdowns would attract interest of LIBOR or EURIBOR plus an applicable margin of between 1.25% and 1.75% per annum (depending on the total net leverage ratio at that time). No drawdowns were made from these facilities during 2018 or 2017.

        The Group's revolving facility, the secured term loan facility and the note purchase agreement governing the senior secured notes each contain certain covenants, including a financial maintenance covenant that requires the Group to maintain a consolidated profit/loss for the period before depreciation, amortization of, and profit on disposal of, registrations, exceptional items, net finance costs and tax ("EBITDA") of not less than £65 million for each 12 month testing period, as well as customary covenants, including (but not limited to) restrictions on incurring additional indebtedness; paying dividends or making other distributions, repurchasing or redeeming our capital stock or making other restricted payments; selling assets, including capital stock of restricted subsidiaries; entering into agreements that restrict distributions of restricted subsidiaries; consolidating, merging, selling or otherwise disposing of all or substantially all assets; entering into sale and leaseback transactions; entering into transactions with affiliates; and incurring liens. As of 30 June 2018, the Group was in compliance with all covenants under its revolving facility, the secured term loan facility and the note purchase agreement governing the senior secured notes.

Analysis of changes in net debt

        Net debt is defined as non-current and current borrowings minus cash and cash equivalents. Net debt is a financial performance indicator that is used by the Group's management to monitor liquidity risk. The Group believes that net debt is meaningful for investors as it provides a clear overview of the net indebtedness position of the Group and is used by the Chief Operating Decision Maker in managing the business.

        The following tables provide a reconciliation of the movement in the Group's net debt.

	At 1 July 2017 £'000	Cash flows £'000	Non-cash movements £'000	At 30 June 2018 £'000
Non-current borrowings	497,630	—	(10,936)	486,694
Current borrowings	5,724	(17,083)	20,433	9,074
Less: cash and cash equivalents	(290,267)	48,420	(175)	(242,022)

	213,087	31,337	9,322	253,746

        Non-cash movements largely comprise a foreign exchange gain arising on translation of the US dollar denominated secured term loan facility and senior secured notes, amortization of debt issue costs and the movement on accrued interest on senior secured notes, partially offset by a foreign exchange gain arising on translation of foreign currency denominated cash and cash equivalents.

	At 1 July 2016 £'000	Cash flows £'000	Non-cash movements £'000	At 30 June 2017 £'000
Non-current borrowings	484,528	—	13,102	497,630
Current borrowings	5,564	(16,660)	16,820	5,724
Less: cash and cash equivalents	(229,194)	(53,002)	(8,071)	(290,267)

	260,898	(69,662)	21,851	213,087

        Non-cash movements largely comprise a foreign exchange loss arising on translation of the US dollar denominated secured term loan facility and senior secured notes, amortization of debt issue costs and the movement on accrued interest on senior secured notes, partially offset by a foreign exchange gain arising on translation of foreign currency denominated cash and cash equivalents.